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DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
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CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            LATIN AMERICAN PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998

LETTER TO SHAREHOLDERS
-------

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the three months ended March 31, 1998, the Portfolio had a total return of 3.76% for the Class A shares and 3.70% for the Class B shares, compared to a total return of 0.19% for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index (the "Index"). For the one year ended March 31, 1998, the Portfolio had a total return of 26.19%

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS GLOBAL LATIN AMERICA INDEX(1)
----------------------------------------------------

                                          TOTAL RETURNS(2)
                              -----------------------------------------
                                             ONE       AVERAGE ANNUAL
                                 YTD        YEAR       SINCE INCEPTION
                              ---------  -----------  -----------------
PORTFOLIO--CLASS A..........       3.76%      26.19%          24.02%
PORTFOLIO--CLASS B..........       3.70       25.39           38.40
INDEX--CLASS A..............       0.19       14.52           13.03
INDEX--CLASS B..............       0.19       14.52           22.30

1. The MSCI Emerging Markets Global Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Peru, Mexico and Venezuela (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

for the Class A shares and 25.39% for the Class B shares, compared to 14.52% for the Index. From inception on January 18, 1995 to March 31, 1998, the average annual total return of Class A was 24.02% compared to 13.03% for the Index. From inception on January 2, 1996 to March 31, 1998, the average annual total return of Class B was 38.40% compared to 22.30% for the Index.

Latin American equity markets have languished despite rallies in U.S. and European stock markets. The largest contributor to the Portfolio's outperformance relative to the benchmark was strong country and stock selection in Brazil. Both overweighting Brazil, and focusing on the Brazilian telecoms and banks were favorable for performance. Also positive were our underweights in Peru and Venezuela, which fell 5.5% and 9.3% respectively during the quarter.

After declining in January, the Brazilian market rallied, gaining 7.7% during the first quarter. January's negative return was driven by renewed concerns that the currency might devalue and that interest rates, at over 40%, were too high. The authorities reacted favorably by lowering interest rates in February and March to approximately 28% by quarter end. To further boost market sentiment, the Brazilian government focused on fiscal reforms. Specifically, the Lower House of Congress is voting on reigning in future social security expenditures. This vote is important as it has implications for narrowing the country's budget deficit. We are particularly impressed with the government's initiatives to cut expenditures in an election year and thus have further increased our overweight position. Within Brazil, we are focusing on the banking and telecom stocks. Brazilian banks are attractive given their cheap valuations as they were oversold during the fourth quarter of 1997 and given a declining interest rate environment. We are bullish on Brazil's telecom stocks given attractive valuations coupled with strong growth expectations and steady progress on the privatization front.

The Mexican equities market fell 6.4% during the quarter on a slowdown in foreign portfolio investment and declining oil prices. We are neutral on Mexico as a result of a worsening trade deficit and the potential for higher than expected inflation and interest rate numbers. Central Bank Governor Ortiz announced that he was prepared to live with higher inflation if a looser monetary policy would help the trade balance. Within Mexico, we have continued to focus on the consumer sector taking advantage of the consumer recovery which began approximately ten months ago.

A rebound in depressed copper prices helped to firm Chile's equity market. The market gained 0.6% during the quarter. We increased our Chilean exposure to take advantage of the extreme price declines and widespread pessimism attributable to commodity deflation and the Asian contagion.

In the other markets, Argentina gained 1.4% driven by positive news regarding its economic reform program. Colombia was the worst performing market in the region falling 22.7% on interest rate increases, a weakening peso and some poor earnings announcements. Peru declined 5.5% on concerns about slowing economic growth, while Venezuela fell 9.3% on higher interest rates and falling oil prices.

Robert L. Meyer
PORTFOLIO MANAGER

Andy Skov
PORTFOLIO MANAGER

April 1998

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1998

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
COMMON STOCKS (97.5%)
 ARGENTINA (7.1%)
         11,834    Banco del Suquia                     $      32
          8,975    Quilmes ADR                                103
         49,945    Telecom Argentina ADR                    1,789
        108,531    Telefonica de Argentina ADR              4,131
         15,210    YPF ADR                                    517
                                                        ---------
                                                            6,572
                                                        ---------
 BRAZIL (51.7%)
    175,218,135    Banco Bradesco (Preferred)               1,811
     11,847,000    Banco Nacional (Preferred)                   1
      7,960,000    BANESPA (Preferred)                        532
     63,801,010    CEMIG (Preferred)                        3,097
         37,404    CEMIG ADR (Preferred)                    1,819
          1,042    CEMIG ADR (Preferred) (144A)                51
      8,580,458    CRT (Preferred)                         10,792
          4,530    CVRD (Preferred)                           108
         38,970    CVRD ADR (Preferred)                       940
         34,986    CVRD, Class B (Preferred)                   --
      1,340,000    Cimento ITAU (Preferred)                   316
    151,086,000    Copel, Class B ADR (Preferred)           2,154
      1,943,830    Coteminas                                  504
         27,025    Coteminas ADR (144A)                       350
      2,588,000    Encorpar (Preferred)                        10
     54,970,328    Gerdau (Preferred)                       1,030
          5,000    Globex Utilidades (Preferred)               44
        458,900    Iven (Preferred)                           220
     10,009,300    Lojas Arapua (Preferred)                    33
         13,460    Lojas Arapua GDR (144A)                     46
     17,960,000    Lojas Renner (Preferred)                   679
      6,849,000    Petrobras (Preferred)                    1,632
         41,825    Petrobras ADR (144A)                       978
          2,540    Petrobras ADR (Preferred)                   59
        110,099    Rossi Residential GDR (144A)               702
        101,175    Rossi Residential GDS (Reg S)              645
     33,209,400    Telebras (Preferred)                     4,372
         79,344    Telebras ADR (Preferred)                10,300
        119,255    Unibanco GDR (Preferred)                 4,323
                                                        ---------
                                                           47,548
                                                        ---------
 CHILE (7.3%)
          3,840    Banco Edwards ADR                           63
          7,375    Banco Santander ADR                        104
          7,080    Banco Santiago ADR                         159
         30,725    CCU ADR                                    929
         59,862    Chilectra ADR                            1,690

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
          7,700    Chilgener ADR                        $     185
         30,330    CTC ADR                                    836
         18,660    D & S ADR                                  324
         37,305    Endesa ADR                                 718
         28,720    Enersis ADR                                907
          1,860    LANCHILE ADR                                26
         25,270    Quinenco ADR                               311
         22,703    Santa Isabel ADR                           413
                                                        ---------
                                                            6,665
                                                        ---------
 COLOMBIA (0.6%)
          2,523    Banco de Colombia                            1
         48,803    Bavaria                                    287
         89,155    Valores Bavaria                            241
                                                        ---------
                                                              529
                                                        ---------
 MEXICO (29.5%)
         81,370    Alfa, Class A                              459
        308,454    Banacci, Class B                           784
         78,246    Banacci, Class L                           182
        783,980    Bancomer, Class B                          462
         34,620    Cemex CPO ADR                              306
        632,329    Cemex CPO                                2,817
         71,410    Cemex, Class B                             386
         59,169    Cemex, Class B ADR                         651
        210,336    Cifra, Class C                             373
        337,645    Cifra, Class V                             617
          1,250    Cifra, Class V ADR                          23
         11,125    Desc ADR                                   342
         46,440    FEMSA ADR (144A)                           335
        456,930    FEMSA, Class B                           3,314
         74,460    Grupo Carso, Series A1                     454
         58,580    Grupo Modelo, Class C                      498
        547,531    Kimberly-Clark, Class A                  2,815
         11,935    Panamco                                    479
        358,475    Soriana, Class B                         1,365
         63,685    Tamsa ADR                                1,190
         91,034    Televisa CPO GDR                         3,334
         96,729    Telmex, Class L ADR                      5,453
         23,323    TV Azteca ADR                              458
                                                        ---------
                                                           27,097
                                                        ---------
 PERU (0.8%)
         40,355    Banco Wiese ADR                            222
         22,860    Tel Peru, Class B ADR                      493
                                                        ---------
                                                              715
                                                        ---------

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
 VENEZUELA (0.5%)
         10,940    CANTV ADR                            $     457
                                                        ---------
TOTAL COMMON STOCKS (Cost $83,098)                         89,583
                                                        ---------
     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (2.1%)
 REPURCHASE AGREEMENT (2.1%)
$         1,942    Chase Securities, Inc. 5.60%,
                    dated 3/31/98, due 4/01/98, to be
                    repurchased at $1,942,
                    collateralized by U.S. Treasury
                    Bills, due 6/11/98, valued at
                    $2,005 (Cost $1,942)                    1,942
                                                        ---------
   FOREIGN CURRENCY (0.7%)
 ARP        202    Argentine Peso                             202
 BRL        437    Brazilian Real                             385
 COP     49,494    Colombian Peso                              36
  MXP        29    Mexican Peso                                 3
PSS           5    Peruvian New Sol                             2
 VEB      8,195    Venezuelan Bolivar                          16
                                                        ---------
  TOTAL FOREIGN CURRENCY (Cost $645)                          644
                                                        ---------
TOTAL INVESTMENTS (100.3%) (Cost $85,685)               $  92,169
                                                        ---------
OTHER ASSETS AND LIABILITIES (-0.3%)
  Other Assets                                              2,484
  Liabilities                                              (2,763)
                                                        ---------
                                                             (279)
                                                        ---------
NET ASSETS (100%)                                       $  91,890
                                                        ---------
                                                        ---------
                                                         AMOUNT
                                                          (000)
                                                        ---------
CLASS A:
NET ASSETS                                                $81,994
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,243,307 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $11.32
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $9,896
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 883,238 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                   $11.20
                                                        ---------
                                                        ---------

----------------------------------
ADR -- American Depositary Receipt
CPO -- Ordinary Participating Certificates (no voting rights)
GDR -- Global Depositary Receipt
GDS -- Global Depositary Shares